SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

CLEARBRIDGE AMERICAN ENERGY MLP FUND INC.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

CLEARBRIDGE AMERICAN ENERGY MLP FUND INC.

(NYSE: CBA)

620 Eighth Avenue, 49th Floor, New York, New York 10018

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

February 26, 2016

To the Stockholders:

The Annual Meeting of Stockholders of ClearBridge American Energy MLP Fund Inc. (the “Fund”) will be held at 620 Eighth Avenue, 49th Floor (at 41st Street), New York, New York, on Thursday, March 24, 2016 at 10:00 a.m., New York time, for the following purposes:

1.	A proposal to elect three Class III Directors and one Class II Director to the Fund’s Board of Directors; and

2.	The transaction of such other business as may properly come before the meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on January 22, 2016 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournments or postponements thereof.

By Order of the Board of Directors

Robert I. Frenkel

Secretary

February 26, 2016

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY; IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD (which will be made available to you separately) OR PROVIDE VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

Instructions for Signing Proxy Cards

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp. (by John Doe, Treasurer)
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp., c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee, u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust., f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

Instructions for Telephone/Internet Voting

Various brokerage firms may offer the convenience of providing you with voting instructions via telephone or the Internet for shares held through such firms. Instructions for Internet and telephonic voting are included with the proxy card or voting instruction form.

CLEARBRIDGE AMERICAN ENERGY MLP FUND INC.

(NYSE: CBA)

620 Eighth Avenue, 49th Floor, New York, New York 10018

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of ClearBridge American Energy MLP Fund Inc. (the “Fund”) of proxies to be voted at the Annual Meeting of Stockholders of the Fund to be held at 620 Eighth Avenue (at 41st Street), 49th Floor, New York, New York, on Thursday, March 24, 2016 at 10:00 a.m., New York time, and at any adjournments or postponements thereof (the “Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”).

This Proxy Statement and the accompanying materials are being made available to stockholders on or about February 26, 2016.

The Fund is organized as a Maryland corporation and is a registered investment company.

Legg Mason Partners Fund Advisor, LLC (“LMPFA”), whose principal business address is 620 Eighth Avenue, New York, NY 10018, is the Fund’s investment adviser and administrator. Pursuant to a sub-advisory agreement with ClearBridge Investments, LLC (“ClearBridge”), located at 620 Eighth Avenue, New York, New York 10018, ClearBridge serves as the Fund’s subadviser. LMPFA and ClearBridge are both wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Even if you plan to attend the Meeting, please sign, date and return a proxy card, or provide voting instructions by telephone or over the Internet. If you vote by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you and which is printed on your proxy card. This code is designed to confirm your identity, provide access into the voting sites and confirm that your instructions are properly recorded. If you require additional information, please call toll free at 1-888-227-9349.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted “FOR” the election of each nominee in Proposal 1. Stockholders who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person. In accordance with the Fund’s By-Laws, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Fund’s common stock entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions will be treated as shares that are present but which have not been voted.

The Board has fixed the close of business on January 22, 2016 as the record date (the “Record Date”) for the determination of stockholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. The Fund has two classes of shares: Common Stock, par value $.001 per share, and fixed rate Mandatory Redeemable Preferred Stock (“Preferred Shares”), which have a liquidation preference of $100,000 per share (collectively with the Common Stock, the “Shares”). Stockholders of the Fund

on that date will be entitled to one vote on each matter for each share held, and a fractional vote with respect to fractional shares, with no cumulative voting rights. At the Record Date, the Fund had outstanding 58,387,311 shares of Common Stock, par value $0.001 per share, and 1,250 Preferred Shares.

Annual reports are sent to stockholders of record of the Fund following the Fund’s fiscal year end. The Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a stockholder upon request. Such requests should be directed to the Fund at 620 Eighth Avenue, 49th Floor, New York, New York 10018 or by calling toll free at 888-777-0102. Copies of annual and semi-annual reports of the Fund are also available on the Fund’s website at lmcef.com or on the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov.

Please note that only one annual or semi-annual report or Proxy Statement may be delivered to two or more stockholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual or semi-annual report or the Proxy Statement, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, stockholders should contact the Fund at the address and phone number set forth above.

Vote Required and Manner of Voting Proxies

A quorum of stockholders is required to take action at the Meeting. A majority of the shares of the Fund entitled to vote at the Meeting, represented in person or by proxy, will constitute a quorum of stockholders at the Meeting.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of election appointed for the Meeting. The inspector of election, who is an employee of the proxy solicitor engaged by the Fund, will determine whether or not a quorum is present at the Meeting. The inspector of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

If you hold shares directly (not through a broker-dealer, bank or other financial intermediary) and if you return a signed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” Proposal 1.

Broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Proposal before the Meeting. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on a proposal will be deemed an instruction to vote such shares in favor of Proposal 1.

If you hold shares of the Fund through a service agent that has entered into a service agreement with the Fund, the service agent may be the record holder of your shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a stockholder that does not specify how the stockholder’s shares should be voted on a proposal may be deemed to authorize a service agent to vote such shares in favor of Proposal 1. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

Required Vote

•	Directors are elected by a plurality of the votes cast by the holders of shares of the Fund’s Common Stock and Preferred Shares, voting together as a single class, present in person or represented by proxy at a Meeting at which a quorum is present.

•	For purposes of the election of Directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for the election of Directors.

In the event that a quorum is not present, or if sufficient votes to elect Directors in Proposal No. 1 as set forth in the Notice and this Proxy Statement are not received by the time scheduled for the Meeting, the persons named as proxies may move for one or more adjournments of the Meeting to permit further solicitation of proxies with respect to such proposal. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal that is the subject of the Meeting, the percentage of votes actually cast, the nature of any further solicitation and the information to be provided to stockholders with respect to the reasons for the solicitation. Any such adjournment will require the affirmative vote of a majority of the shares present at the Meeting. If an adjournment is proposed, the persons named as proxies will vote the shares that they are entitled to vote in their discretion.

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be Held on March 24, 2016

The proxy statement and related materials are available at www.proxyonline.com/docs/leggmason.

Proposal No. 1:

TO ELECT DIRECTORS OF THE FUND

In accordance with the Fund’s Charter, the Board is currently classified into three classes: Class I, Class II and Class III. The Directors serving in Class III have terms expiring at the Meeting, and they have been nominated by the Board of Directors for election at the Meeting to serve for a term of three years (until the 2019 Annual Meeting of Stockholders), or until their successors have been duly elected and qualified or until they resign or are otherwise removed. Effective July 31, 2015, Kenneth D. Fuller resigned from his responsibilities as a Class II Director, Chairman, President and Chief Executive Officer of the Fund. Jane E. Trust has been selected as a successor to Mr. Fuller and nominated by the Board of Directors for election at the meeting as a Class II Director for a term of two years (until the 2018 Annual Meeting of Stockholders) or until her successor has been duly elected and qualified or until she resigns or is otherwise removed. The terms of office of the remaining Class I and Class II Directors expire at the year 2017 and 2018 Annual Meeting of Stockholders, respectively, or thereafter until their successors have been duly elected and qualified or until they resign or are otherwise removed. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

Under the terms of the Fund’s charter, the preferred stockholders are entitled as a class, to the exclusion of the common stockholders, to elect two Directors of the Fund (the “Preferred Share Directors”). Paolo

M. Cucchi and Leslie H. Gelb have been designated as the Preferred Share Directors. The charter further provides that the remaining nominees shall be elected by holders of Common Stock and Preferred Shares, voting together as a single class.

The persons named in the proxy intend to vote at the Meeting (unless directed not to vote) “FOR” the election of the nominees named below. Each of the nominees is currently a member of the Fund’s Board of Directors and has indicated that he or she will serve if elected. However, if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in their discretion.

Certain information concerning the nominees for Directors of the Fund and other Directors of the Fund is set forth in the following table.

Persons Nominated for Election as Directors

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office and Length Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Director	Other Directorships Held by Director
Nominees to serve as Class III Directors until 2019 Annual Meeting of Stockholders
NON-INTERESTED DIRECTOR NOMINEES
Robert D. Agdern c/o Chairman of the Fund Legg Mason & Co. 620 Eighth Avenue, 49th Floor New York, NY 10018 Year of birth: 1950	Director and Member of Nominating and Audit Committees	Since 2015	Member of the Advisory Committee of the Dispute Resolution Research Center at the Kellogg Graduate School of Business, Northwestern University since 2002; Deputy General Counsel responsible for western hemisphere matters for BP PLC from 1999 to 2001; Associate General Counsel at Amoco Corporation responsible for corporate, chemical, and refining and marketing matters and special assignments from 1993 to 1998 (Amoco merged with British Petroleum in 1998 forming BP PLC).	31	None

**	The term “Fund Complex” means two or more registered investment companies that:

(a)	Hold themselves out to investors as related companies for purposes of investment and investor services; or

(b)	Have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office and Length Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Director	Other Directorships Held by Director
Eileen A. Kamerick c/o Chairman of the Fund Legg Mason & Co., LLC (“Legg Mason & Co.”) 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1958	Director and Member of Audit and Nominating Committees	Since 2013	Executive Vice President and Chief Financial Officer, ConnectWise, Inc. (software and services company) (since 2015) and Adjunct Professor, Washington University in St.· Louis and University of Iowa law schools (since 2014); formerly, CFO, Press Ganey Associates (health care informatics company) (2012-2014); formerly Managing Director and CFO, Houlihan Lokey (international investment bank) (2010 to 2012)	31	Director of Associated Banc-Corp (financial services company} (since 2017); Westell Technologies, Inc. (technology company) (since 2003)

Dr. Riordan Roett c/o Chairman of the Fund Legg Mason & Co. 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1938	Director and Member of Audit and Nominating Committees	Since 2013	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University (since 1973)	31	None

**	The term “Fund Complex” means two or more registered investment companies that:

(a)	Hold themselves out to investors as related companies for purposes of investment and investor services; or

(b)	Have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office and Length Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Director	Other Directorships Held by Director
Nominee to serve as Class II Director serving until 2018 Annual Meeting of Stockholders
INTERESTED DIRECTOR NOMINEE
Jane E. Trust, CFA* c/o Chairman of the Fund Legg Mason & Co. 620 Eighth Avenue, 49th Floor New York, NY 10018 Born 1962	Chairman, President and Chief Executive Officer	Effective August 1, 2015	Managing Director of Legg Mason & Co. (since 2015); Officer and/or Trustee/Director of 160 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015). Formerly, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007).	151	None

*	Ms. Trust is an “interested person” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), because she is an officer of LMPFA and certain of its affiliates.

**	The term “Fund Complex” means two or more registered investment companies that:

(a)	Hold themselves out to investors as related companies for purposes of investment and investor services; or

(b)	Have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office and Length Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Director	Other Directorships Held by Director
Class II Directors serving until 2018 Annual Meeting of Stockholders
NON-INTERESTED DIRECTORS
Leslie H. Gelb c/o Chairman of the Fund Legg Mason & Co. 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1937	Director and Member of Audit and Nominating Committees	Since 2013	President Emeritus and Senior Board Fellow, The Council on Foreign Relations (since 2003); formerly, President, The Council on Foreign Relations (prior to 2003); formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times	31	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1994); Director, Encyclopedia Brittanica; Director, Centre Partners IV and V, LP and Affiliates

William R. Hutchinson c/o Chairman of the Fund Legg Mason & Co. 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1942	Director and Member of Audit and Nominating Committees	Since 2013	President, W.R. Hutchinson & Associates Inc. (consulting)	31	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc-Corp. (since 1994)

**	The term “Fund Complex” means two or more registered investment companies that:

(a)	Hold themselves out to investors as related companies for purposes of investment and investor services; or

(b)	Have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office and Length Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Director	Other Directorships Held by Director
Class I Directors serving until the 2017 Annual Meeting of Stockholders
NON-INTERESTED DIRECTORS
Carol L. Colman c/o Chairman of the Fund Legg Mason & Co. 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1946	Director and Member of Audit and Nominating Committees	Since 2013	President, Colman Consulting Co.	31	None

Daniel P. Cronin c/o Chairman of the Fund Legg Mason & Co. 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1946	Director and Member of Audit and Nominating Committees	Since 2013	Retired; formerly, Associate General Counsel, Pfizer, Inc.	31	None

Paolo M. Cucchi c/o Chairman of the Fund Legg Mason & Co. 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1941	Director and Member of Audit and Nominating Committees	Since 2013	Emeritus Professor of French and Italian at Drew University (since 2014); formerly, Professor of French and Italian at Drew University (2009 to 2014); Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009)	31	None

**	The term “Fund Complex” means two or more registered investment companies that:

(a)	Hold themselves out to investors as related companies for purposes of investment and investor services; or

(b)	Have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

Each of the Directors has served as a director of the Fund as indicated in the table above. The Directors were selected to join the Board based upon the following as to each Board Member: his or her character and integrity; such person’s service as a board member of other funds in the Legg Mason fund complex; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Director; as to each Director other than Ms. Trust, his or her status as not being an “interested person” as defined in the 1940 Act; and, as to Ms. Trust, her role with Legg Mason. No factor, by itself, was controlling.

In addition to the information provided in the table included above, each Director possesses the following attributes: Mr. Agdern, experience in business and as a legal professional; Ms. Colman, experience as a consultant and investment professional; Mr. Cronin, legal and managerial experience; Mr. Cucchi, experience as a college professor and leadership experience as an academic dean; Mr. Gelb, academic and world affairs and foreign relations experience and service as a board member of other registered investment companies; Mr. Hutchinson, experience in accounting and working with auditors, consulting, business and finance and service as a board member of another financial services company; Ms. Kamerick, experience in business and finance, including financial reporting, and experience as a board member of a highly regulated financial services company; Dr. Roett, expertise in Latin and South American societies and economies and academic leadership experience; Ms. Trust, investment management and risk oversight experience as an executive and portfolio manager and leadership roles within Legg Mason and affiliated entities. References to the qualifications, attributes and skills of the Directors are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Director as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Security Ownership of Management

The following table provides information concerning the dollar range of equity securities owned beneficially by each Director and nominee for election as Director as of December 31, 2015:

Name of Director/Nominee	Dollar Range(1) of Equity Securities in the Fund	Aggregate Dollar Range(1) of Equity Securities in all Funds Overseen by Director/Nominee in Family of Investment Companies(2)
NON-INTERESTED DIRECTORS
Robert D. Agdern	A	A
Carol L. Colman	A	E
Daniel P. Cronin	C	E
Paolo M. Cucchi	A	C
Leslie H. Gelb	A	A
William R. Hutchinson	A	E
Eileen A. Kamerick	A	C
Dr. Riordan Roett	A	C
INTERESTED DIRECTOR
Jane E. Trust(3)	A	E

(1)	The dollar ranges are as follows: “A” = None; “B” = $1-$10,000; “C” = $10,001-$50,000; “D” = $50,001-$100,000; “E” = Over $100,000.

(2)	The term, “Family of Investment Companies”, means any two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for purposes of investment and investor services.

(3)	Effective August 1, 2015, Ms. Trust became a Director.

At January 22, 2016, the nominees, Directors and officers of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund’s Shares.

No Director or nominee for election as Director who is not an “interested person” of the Fund as defined in the 1940 Act, nor any immediate family members, to the best of the Fund’s knowledge, had any interest in the Fund’s investment adviser, or any person or entity (other than the Fund) directly or indirectly controlling, controlled by, or under common control with Legg Mason as of December 31, 2015.

Director Compensation

Under the federal securities laws, and in connection with the Meeting, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to the Directors by the Fund, as well as by the various other investment companies advised by LMPFA. The following table provides information concerning the compensation paid to each Director by the Fund during the fiscal year ended

November 30, 2015 and the total compensation paid to each Director during the calendar year ended December 31, 2015. The Directors listed below are members of the Fund’s Audit and Nominating Committees, as well as committees of the boards of certain other investment companies advised by LMPFA. Accordingly, the amounts provided in the table include compensation for service on all such committees. The Fund does not provide any pension or retirement benefits to Directors. In addition, no remuneration was paid during the fiscal year ended November 30, 2015 by the Fund to Ms. Trust who is an “interested person” as defined in the 1940 Act.

Name of Directors	Aggregate Compensation from the Fund for Fiscal Year Ended 11/30/15 ($)	Total Compensation from the Fund and Fund Complex(1) for Calendar Year Ended 12/31/15 ($)
Directorships(2)
Robert D. Agdern(3)	20,280	$278,856
Carol L. Colman	22,672	308,552
Daniel P. Cronin	22,672	308,552
Paolo M. Cucchi	20,280	276,856
Leslie H. Gelb	20,280	278,856
William R. Hutchinson	29,463	361,198
Eileen A. Kamerick	23,496	321,401
Dr. Riordan Roett	20,280	274,854

(1)	“Fund Complex” means two or more Funds (a registrant or, where the registrant is a series company, a separate portfolio of the registrant) that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other Funds.

(2)	Each Director currently holds 31 investment company directorships within this Fund Complex.

(3)	Effective January 1, 2015, Mr. Agdern became a Director.

Responsibilities of the Board of Directors

The Board of Directors is responsible under applicable state law for overseeing generally the management and operations of the Fund. The Directors oversee the Fund’s operations by, among other things, meeting at its regularly scheduled meetings and as otherwise needed with the Fund’s management and evaluating the performance of the Fund’s service providers including LMPFA, ClearBridge, the custodian and the transfer agent. As part of this process, the Directors consult with the Fund’s independent auditors and with their own separate independent counsel.

The Directors review the Fund’s financial statements, performance, net asset value and market price and the relationship between them, as well as the quality of the services being provided to the Fund. As part of this process, the Directors review the Fund’s fees and expenses in light of the nature, quality and scope of the services being received while also seeking to ensure that the Fund continues to have access to high quality services in the future.

The Board of Directors has four regularly scheduled meetings each year, and additional meetings may be scheduled as needed. In addition, the Board has a standing Audit Committee and Corporate Governance and Nominating Committee (the “Nominating Committee”) that meet periodically and whose responsibilities are described below.

During the fiscal year ended November 30, 2015, the Board of Directors held four regular meetings and four special meetings. Each Director attended at least 75% of the aggregate number of meetings of the Board and the committees for which he or she was eligible. The Fund does not have a formal policy regarding attendance by Directors at annual meetings of stockholders.

Each of the Audit Committee and the Nominating Committee is composed of all Directors who have been determined not to be “interested persons” of the Fund, LMPFA, ClearBridge or their affiliates within the meaning of the 1940 Act, and who are “independent” as defined in the New York Stock Exchange listing standards (“Independent Directors”), and is chaired by an Independent Director. The Board in its discretion from time to time may establish ad hoc committees.

The Board of Directors is currently comprised of nine directors, eight of whom are Independent Directors. Effective August 1, 2015, Jane E. Trust became Chairman of the Board. Ms. Trust is an “interested person” of the Fund. The appointment of Ms. Trust as Chairman reflects the Board’s belief that her experience, familiarity with the Fund’s day-to-day operations and access to individuals with responsibility for the Fund’s management and operations provides the Board with insight into the Fund’s business and activities and, with her access to appropriate administrative support, facilitates the efficient development of meeting agendas that address the Fund’s business, legal and other needs and the orderly conduct of board meetings. Mr. Hutchinson serves as Lead Independent Director. The Chairman develops agendas for Board meetings in consultation with the Lead Independent Director and presides at all meetings of the Board. The Lead Independent Director, among other things, chairs executive sessions of the Independent Directors, serves as a spokesperson for the Independent Directors and serves as a liaison between the Independent Directors and the Fund’s management between Board meetings. The Independent Directors regularly meet outside the presence of management and are advised by independent legal counsel. The Board also has determined that its leadership structure, as described above, is appropriate in light of the size and complexity of the Fund, the number of Independent Directors (who constitute a super-majority of the Board’s membership) and the Board’s general oversight responsibility. The Board also believes that its leadership structure not only facilitates the orderly and efficient flow of information to the Independent Directors from management, including ClearBridge, the Fund’s subadviser, but also enhances the independent and orderly exercise of its responsibilities.

Audit Committee

The Fund’s Audit Committee is composed entirely of all of the Independent Directors: Mses. Colman and Kamerick and Messrs. Agdern, Cronin, Cucchi, Gelb, Hutchinson and Roett. Ms. Kamerick serves as the Chair of the Audit Committee and has been determined by the Board to be an “audit committee financial expert.” The principal functions of the Audit Committee are: to (a) oversee the scope of the Fund’s audit, the Fund’s accounting and financial reporting policies and practices and its internal controls and enhance the quality and objectivity of the audit function; (b) approve, and recommend to the Independent Board Members (as such term is defined in the Audit Committee Charter) for their ratification, the selection, appointment, retention or termination of the Fund’s independent registered public accounting firm, as well as approving the compensation thereof; and (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by the Fund’s independent registered public accounting firm. This Committee met two times during the fiscal year ended November 30, 2015. The Fund’s Board of Directors most recently reviewed and adopted an Audit Committee Charter at a meeting held on February 12, 2016, a copy of which is attached as Annex A to the Fund’s proxy statement.

Nominating Committee

The Fund’s Nominating Committee, the principal function of which is to select and nominate candidates for election as Directors of the Fund, is composed of all of the Independent Directors: Mses. Colman and Kamerick and Messrs. Agdern, Cronin, Cucchi, Gelb, Hutchinson and Roett. Mr. Cronin serves as the Chair of the Nominating Committee. The Nominating Committee may consider nominees recommended by the stockholder as it deems appropriate. Stockholders who wish to recommend a nominee should send recommendations to the Fund’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. The Nominating Committee met three times during the fiscal year ended November 30, 2015. The Fund’s Board of Directors most recently reviewed and adopted a Corporate Governance and Nominating Committee Charter at a meeting held on February 12, 2016, a copy of which is attached as Annex B to the Fund’s proxy statement.

The Nominating Committee identifies potential nominees through its network of contacts, and in its discretion may also engage a professional search firm. The Nominating Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The Nominating Committee does not have specific, minimum qualifications for nominees and has not established specific qualities or skills that it regards as necessary for one or more of the Fund’s Directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, as set forth in the Nominating Committee Charter, in evaluating a person as a potential nominee to serve as a Director of the Fund, the Nominee Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

•	whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, Fund service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

•	the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the Fund’s retirement policies.

The Nominating Committee does not have a formal diversity policy with regard to the consideration of diversity in identifying potential director nominees but may consider diversity of professional experience, education and skills when evaluating potential nominees for Board membership.

Risk Oversight

The Board’s role in risk oversight of the Fund reflects its responsibility under applicable state law to oversee generally, rather than to manage, the operations of the Fund. In line with this oversight responsibility, the Board receives reports and makes inquiry at its regular meetings and as needed regarding the nature and extent of significant Fund risks (including investment, compliance and valuation risks) that potentially could have a materially adverse impact on the business operations, investment performance or reputation of the Fund, but relies upon the Fund’s management (including the Fund’s portfolio managers) and Chief Compliance Officer, who reports directly to the Board, and the Manager to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. In addition to reports and other information received from Fund management and the Manager regarding the Fund’s investment program and activities, the Board as part of its risk oversight efforts meets at its regular meetings and as needed with the Fund’s Chief Compliance Officer to discuss, among other things, risk issues and issues regarding the policies, procedures and controls of the Fund. The Board may be assisted in performing aspects of its role in risk oversight by the Audit Committee and such other standing or special committees as may be established from time to time by the Board. For example, the Audit Committee of the Board regularly meets with the Fund’s independent public accounting firm to review, among other things, reports on the Fund’s internal controls for financial reporting.

The Board believes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Directors as to risk management matters are typically summaries of relevant information and may be inaccurate or incomplete. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Officers

The Fund’s executive officers are chosen each year at a regular meeting of the Board of Directors of the Fund, to hold office until their respective successors are duly elected and qualified. Officers of the Fund receive no compensation from the Fund although they may be reimbursed by the Fund for reasonable out-of-pocket travel expenses for attending Board meetings. In addition to Ms. Trust, the Fund’s Chairman, CEO and President, the executive officers of the Fund currently are:

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 years
Richard F. Sennett Legg Mason & Co. 100 International Drive Baltimore, MD 21202 Birth year: 1970	Principal Financial Officer	Since 2013	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 years
Ted P. Becker Legg Mason & Co. 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1951	Chief Compliance Officer	Since 2013	Director of Global Compliance at Legg Mason (since 2006); Managing Director of Compliance at Legg Mason, (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason or its predecessors (2002-2005). Prior to 2002, Managing Director—Internal Audit & Risk Review at Citigroup Inc.

Jenna Bailey Legg Mason & Co. 100 First Stamford Place, Stamford, CT 06902 Birth year: 1978	Identity Theft Prevention Officer	Since December 1, 2015

Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Associate Compliance Officer of Legg Mason & Co. (2011-2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Risk Manager of U.S. Distribution of Legg Mason & Co. (2007 to 2011).

Steven Frank Legg Mason & Co. 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth Year: 1967	Treasurer	Since 2013	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (2002 to 2015); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates
(prior to 2010)

Robert I. Frenkel Legg Mason & Co. 100 First Stamford Place Stamford, CT 06902 Birth year: 1954	Secretary and Chief Legal Officer	Since 2013	Managing Director and General Counsel of U.S. Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (2001-2004)

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) and Section 30(h) of the 1940 Act in combination require the Fund’s Directors and officers and persons who own more than 10% of the Fund’s common stock, as well as LMPFA and certain of its affiliated persons, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange, Inc. (“NYSE”). Such persons and entities are required by SEC regulations to furnish the Fund with copies of all such filings. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Fund believes that, during the fiscal year ended November 30, 2015, all such filing requirements were met with respect to the Fund.

Report of the Audit Committee

Pursuant to a meeting of the Audit Committee on January 20-21, 2016, the Audit Committee reports that it has: (i) reviewed and discussed the Fund’s audited financial statements with management; (ii) discussed with KPMG LLP (“KPMG”), the independent registered public accounting firm of the Fund, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and (iii) previously received written confirmation from KPMG that it is independent and written disclosures regarding such independence as required by the Public Company Accounting Oversight Board Standard No. 1, and discussed with KPMG the independent registered public accounting firm’s independence.

Pursuant to the Audit Committee Charter adopted by the Fund’s Board, the Audit Committee is responsible for conferring with the Fund’s independent registered public accounting firm, reviewing annual financial statements and recommending the selection of the Fund’s independent registered public accounting firm. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The independent registered public accounting firm is responsible for planning and carrying out the proper audits and reviews of the Fund’s financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are responsible for oversight. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principals and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on the review and discussions referred to in items (i) through (iii) above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Fund’s annual report for the Fund’s fiscal year ended November 30, 2015.

Submitted by the Audit Committee

of the Fund’s Board of Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

January 20-21, 2016

Board Recommendation and Required Vote

Directors are elected by a plurality of the votes cast by the holders of shares of the Fund’s Common Stock and Preferred Shares, voting together as a single class, present in person or represented by proxy at a meeting at which a quorum is present. For purposes of the election of Directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for Directors.

The Board of Directors, including the Directors who are not “interested” persons unanimously recommends that stockholders of the Fund vote FOR each of the nominees for Director.

Disclosure of Fees Paid to Independent Registered Public Accounting Firm

Audit Fees. The aggregate fees billed in the fiscal years ended November 30, 2014 and November 30, 2015 for professional services rendered by KPMG for the audit of the Fund’s annual financial statements, or services that are normally provided in connection with the statutory and regulatory filings or engagements were $75,000 and $121,200, respectively.

Audit-Related Fees. The aggregate fees billed by KPMG in connection with assurance and related services related to the annual audit of the Fund and for review of the Fund’s financial statements, other than the Audit Fees described above, for the fiscal years ended November 30, 2014 and November 30, 2015 were $0 and $0, respectively.

In addition, there were no Audit Related Fees billed in the fiscal years ended November 30, 2014 and November 30, 2015 for assurance and related services by KPMG to LMPFA and any entity controlling, controlled by or under common control with LMPFA that provides ongoing services to the Fund (LMPFA and such other entities together, the “Service Affiliates”), that were related to the operations and financial reporting of the Fund.

Tax Fees. The aggregate fees billed by KPMG for tax compliance, tax advice and tax planning services, which include the filing and amendment of federal, state and local income tax returns, timely regulated investment company qualification review and tax distribution and analysis planning to the Fund for the fiscal years ended November 30, 2014 and November 30, 2015 were $0 and $0, respectively.

There were no fees billed by KPMG to the Service Affiliates for tax services for the fiscal years ended November 30, 2014 and November 30, 2015 that were required to be approved by the Fund’s Audit Committee.

All Other Fees. The aggregate fees billed for other non-audit services rendered by KPMG to the Fund for the fiscal years ended November 30, 2014 and November 30, 2015 were $0 and $0, respectively.

There were no other non-audit services rendered by KPMG to the Service Affiliates in the fiscal years ended November 30, 2014 and November 30, 2015.

Generally, the Audit Committee must approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided to the Service Affiliates that relate directly to the operations and financial reporting of the Fund. The Audit Committee may implement policies and procedures by which such services are approved other than by the full Committee but has not yet done so.

The Audit Committee approved 100% of the Audit Related Fees, Tax Fees and Other Fees, if any, for each of the fiscal years ended November 30, 2014 and November 30, 2015.

The Audit Committee shall not approve non-audit services that the Committee believes may impair the independence of the registered public accounting firm. As of the date of the approval of the Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent registered public accounting firm, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Manager and any Covered Service Provider constitutes not more than 5% of the total amount of revenues paid to the independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) LMPFA and (c) any entity partially controlled by or under common control with LMPFA that provides ongoing services to the Fund during the fiscal year in which the services are provided that would not have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee (or its delegate(s)) prior to the completion of the audit.

No aggregate non-audit fees have been billed to the Fund and to the Service Affiliates by KPMG for non-audit services rendered to the Fund and Service Affiliates for the fiscal years ended November 30, 2014 and November 30, 2015.

The Audit Committee has considered whether the provision of non-audit services to the Service Affiliates that were not pre-approved by the Audit Committee (because they did not require pre-approval) is compatible with maintaining KPMG’s independence. All services provided by KPMG to the Fund or to the Service Affiliates that were required to be pre-approved by the Audit Committee were pre-approved.

A representative of KPMG, if requested by any stockholder, will be present via telephone at the Meeting to respond to appropriate questions from stockholders and will have an opportunity to make a statement if he or she chooses to do so.

5% Beneficial Ownership

At January 22, 2016, to the knowledge of management, the registered stockholders who owned of record or owned beneficially more than 5% of the Fund’s capital stock outstanding is noted below. As of the close of business on January 22, 2016, Cede & Co., a nominee for participants in the Depository Trust Company, held of record 58,385,098 shares, equal to approximately 99% of the Fund’s outstanding shares of Common Stock, including the shares shown below.

Class	Percent	Name	Address
Common Stock	6.60%(1)	Morgan Stanley and	1585 Broadway
		Morgan Stanley Smith Barney LLC	New York, NY 10036

Common Stock	6.53%(2)	First Trust Advisors, L.P.	120 East Liberty Drive
		and affiliates	Suite 400
Wheaton, IL 60187

Preferred Shares	41.00%(3)	Prudential Financial, Inc.	751 Broad Street
		and affiliates	Newark, New Jersey
07102-3777

Preferred Shares	40.00%(4)	American International Group, Inc.	175 Water Street
New York, NY 10038

(1)	Based upon information obtained from Schedule 13G/A filed with the SEC on February 11, 2016.

(2)	Based upon information obtained from Schedule 13G filed with the SEC on February 1, 2016.

(3)	Based upon information obtained from Schedule 13G filed with the SEC on January 11, 2016.

(4)	Based upon information obtained from Schedule 13G filed with the SEC on August 10, 2015.

Submission of Stockholder Proposals and Other Stockholder Communications

All proposals by stockholders of the Fund that are intended to be presented at the 2017 Annual Meeting of Stockholders must be received by the Fund for inclusion in the Fund’s proxy statement and proxy relating to that meeting no later than October 29, 2016. Any stockholder who desires to bring a proposal at the 2017 Annual Meeting of Stockholders without including such proposal in the Fund’s proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed to c/o Legg Mason, 100 First Stamford Place, 6th Floor, Stamford, CT 06902) during the period from December 24, 2016 to January 23, 2017. However, if the Fund’s 2017 Annual Meeting of Stockholders is held earlier than February 22, 2017 or later than May 23, 2017, such written notice must be delivered to the Secretary of the Fund no earlier than 90 days before the date of the 2017 Annual Meeting of Stockholders and no later than the later of 60 days prior to the date of the 2017 Annual Meeting of Stockholders or 10 days following the public announcement of the date of the 2017 Annual Meeting of Stockholders. Stockholder proposals are subject to certain regulations under the federal securities laws.

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair (together with the CCO, “Complaint Officers”). Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason & Co., LLC

Compliance Department

620 Eighth Avenue, 49th Floor

New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

The Fund’s Audit Committee Chair may be contacted at:

ClearBridge American Energy MLP Fund Inc.

Audit Committee Chair

c/o Robert K. Fulton, Esq.

Stradley Ronon Stevens & Young, LLP

2600 One Commerce Square

Philadelphia, PA 19103

A stockholder who wishes to send any other communications to the Board should also deliver such communications to the Secretary of the Fund at 100 First Stamford Place, 6th Floor, Stamford, CT 06902. The Secretary is responsible for determining, in consultation with other officers of the Fund, counsel, and other advisers as appropriate, which stockholder communications will be relayed to the Board.

Expenses of Proxy Solicitation

The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund and are expected to be approximately $54,000. Proxies may also be solicited in-person by officers of the Fund and by regular employees of LMPFA or its affiliates, or other representatives of the Fund or by telephone, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses.

Other Business

The Fund’s Board of Directors does not know of any other matter that may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

By Order of the Board of Directors,

Robert I. Frenkel

Secretary

February 26, 2016

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE AND SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

ANNEX A

AUDIT COMMITTEE CHARTER

ESTABLISHMENT AND PURPOSE

This document serves as the Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Legg Mason Partners Fund Advisor, LLC or one of its affiliates (“Adviser”) listed on Appendix A hereto (each such Charter being a separate Charter). The primary purposes of the Committee are to (a) assist Board oversight of (i) the integrity of the Fund’s financial reporting, (ii) the Fund’s compliance with legal and regulatory requirements (iii) the qualifications and independence of the Fund’s independent registered public accountants and (iv) the performance of the Fund’s internal audit function and independent registered public accountants; (b) approve, and recommend to the Independent Board Members (as such term is defined below) for their ratification, the selection, appointment, retention or termination of the Fund’s independent registered public accountants, as well as approving the compensation thereof; (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by the Fund’s independent registered public accountants; and (d) for each closed-end Fund, prepare the report required to be prepared by the Committee pursuant to the rules of the Securities and Exchange Commission for inclusion in the Fund’s annual Proxy Statement.

DUTIES AND RESPONSIBILITIES

The Fund’s independent registered public accountants are accountable to the Committee.

The Committee shall:

1.	Bear direct responsibility for the appointment, compensation, retention and oversight of the Fund’s independent registered public accountants, or of any other public accounting firm engaged for the purpose of performing other audit, review or attest services for the Fund.

2.	Confirm with any independent registered public accountants retained to provide audit services that the independent registered public accountants has ensured the appropriate rotation of the lead audit partner pursuant to applicable regulations.

[1]	The Committee shall not approve non-audit services that the Committee believes may impair the independence of the independent registered public accountants. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent registered public accountants, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, and fairness opinions; (iv) actuarial services; (v) internal audit services; (vi) management functions; (vii) human resources; (viii) broker or dealer; (ix) legal services; (x) expert services unrelated to the audit; and (xi) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent registered public accountants during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

3.	Approve (a) all audit and permissible non-audit services[1] to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent registered public accountants to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

4.	Discuss with the independent registered public accountants any disclosed relationships or services that may diminish the objectivity and independence of the independent registered public accountants and, if so determined by the Committee, recommend that the Board take appropriate action to ensure the independence of the independent registered public accountants.

5.	Review, in consultation with the independent registered public accountants, the proposed scope of the Fund’s audit each year, including the audit procedures to be utilized in the review of the Fund’s financial statements.

6.	Inquire of the Adviser and the independent registered public accountants as to significant tax and accounting policies elected by the Fund (including matters affecting qualification under Subchapter M of the Internal Revenue Code).

7.	Review with the independent registered public accountants any problems or difficulties the registered public accountants may have encountered during the conduct of the audit and management’s response, including a discussion with the independent registered public accountants of the matters required to be discussed by Statement on Auditing Standards No. 61, 89, 90 or any subsequent Statement, relating to the conduct of the audit.

8.	Review, in consultation, as appropriate, with the independent registered public accountants and significant Fund service providers, matters relating to internal controls over financial reporting and disclosure controls and procedures of the Fund and of the Fund’s significant service providers.

9.	Request, receive and/or review from the independent registered public accountants such other materials as deemed necessary or advisable by the Committee in the exercise of its duties under this Charter; such materials may include, without limitation, any other material written communications bearing on the Fund’s financial statements, or internal or disclosure controls, between the independent registered public accountants and the Fund, the Adviser or other Fund service providers, such as any management letter or schedule of unadjusted differences, and any comment or “deficiency” letter (to the extent such letters relate to financial reporting) received from a regulatory or self-regulatory organization addressed to the Fund or the Adviser that relates to services rendered to the Fund.

10.	For each closed-end Fund, establish procedures regarding the receipt, retention and treatment of complaints that the Fund may receive regarding Fund accounting, internal accounting controls or auditing matters, including procedures for the confidential or anonymous submission by Fund officers, employees, stockholders or service providers of concerns regarding questionable accounting or auditing matters related to the Fund.

11.

For each closed-end Fund, obtain and review a report by the Fund’s independent registered public accountants describing (i) the auditing firm’s internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues; and (iii) (to assess the auditor’s independence) all relationships between the independent registered public accountants and the Fund.

12.	For each closed-end Fund, discuss policies with respect to risk assessment and risk management.

13.	For each closed-end Fund, review hiring policies for employees or former employees of the Fund’s independent registered public accountants.

14.	For each closed-end Fund, discuss with management and the Fund’s independent registered public accountants the Fund’s audited financial statements, including any narrative discussion by management concerning the Fund’s financial condition and investment performance and, if appropriate, recommend the publication of the Fund’s annual audited financial statements in the Fund’s annual report in advance of the printing and publication of the annual report.

15.	For each closed-end Fund, discuss with management, prior to the printing and distribution of the Fund’s semi-annual report, the Fund’s unaudited financial statements, including any narrative discussion by management concerning the Fund’s financial condition and investment performance. The Committee may delegate the foregoing to a sub-committee of the Committee composed of two or more members (the “Sub-Committee”), as may be determined by the Committee and reflected in the Committee’s minutes.

16.	For each closed-end Fund, discuss the Fund’s earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies;

17.	For each closed-end Fund, review and evaluate annually the performance of the Committee and the adequacy of this Charter and recommend any proposed changes to the Charter to the Board for approval.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain, as it deems necessary to carry out its duties, special counsel and other experts or consultants at the expense of the Fund. The Fund shall provide appropriate funding, as determined by the Committee, for the Committee to carry out its duties and its responsibilities, including (a) for compensation to be paid to, or services to be provided by, the Fund’s independent registered public accountants or other public accounting firm providing audit, review or attest services for the Fund, (b) for payment of compensation to any outside legal, accounting or other advisors, counsel or consultants employed by the Committee and (c) for the ordinary administrative expenses of the Committee (and the Sub-Committee). In performing its duties, the Committee and Sub-Committee shall consult as it deems appropriate with the members of the Board, officers and employees of the Fund, the Adviser, the Fund’s sub-adviser(s), if any, the Fund’s counsel, counsel to the Independent Board Members and the Fund’s other service providers.

COMPOSITION

The Committee shall be composed of each Board member who has been determined not to be an “interested person,” as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”), of the Fund (the “Independent Board Members”), or such lesser number as the Board of the Fund may specifically determine and reflect in the Board’s minutes, each of whom shall be financially literate and at least one of whom shall have accounting or related financial management expertise as determined by the Fund’s Board in its business judgment. Each member of the Committee must also meet the independence and experience requirements as set forth in the New York Stock Exchange’s Listed Company Manual or as set forth in the American Stock Exchange’s listing standards, as applicable, and the independence requirements applicable to investment companies set forth in the Securities Exchange Act of 1934. For those Funds listed on the New York Stock Exchange, no member of the Committee may serve on the audit committees of more than three public companies, including the Funds, unless the Board determines that such simultaneous service would not impair the ability of such member to serve on the Committee effectively. The Committee shall elect a Chairperson, who shall preside over Committee meetings. The Chairperson shall serve for a term of three years, which term may be renewed from time to time.

MEETINGS

The Committee shall meet on a regular basis, but not less frequently than twice a year. Special meetings may also be held upon reasonable notice to the members of the Committee. An agenda shall be established for each meeting. The Committee may request any officer or employee of the Fund, the Fund’s counsel, counsel to the Independent Board Members, the Adviser, the Fund’s independent registered public accountants or other interested persons to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee will meet periodically with the Fund’s independent registered public accountants outside the presence of the Fund’s and the Adviser’s officers and employees. The Committee will also meet periodically with the Fund’s management outside the presence of the Fund’s independent registered public accountants. Meetings of the Committee may be held in person, by telephone or by other appropriate means.

One-third of the Committee’s members, but not fewer than two members, shall constitute a quorum. At any meeting of the Committee, the decision of a majority of the members present and voting shall be determinative as to any matter submitted to a vote.

For purposes of the Sub-Committee and its review of the semi-annual reports as set forth under paragraph 15 above, the Sub-Committee shall meet with such frequency and at such dates as may be necessary for each Fund’s semi-annual report (meeting dates to be coordinated with each Fund’s management). The Sub-Committee may request any officer or employee of the Fund, the Fund’s counsel, counsel to the Independent Board Members, the Adviser, the Fund’s independent registered public accountants or other interested persons to attend a meeting of the Sub-Committee or to meet with any members of, or consultants to, the Sub-Committee. The Sub-Committee shall report regularly to the Committee as to its activities.

REPORTING

The Chairperson shall report regularly to the Board on the result of the Committee’s deliberations and make such recommendations as deemed appropriate.

LIMITS ON ROLE OF COMMITTEE

The function of the Committee is oversight. The Fund’s management is responsible for (i) the preparation, presentation and integrity of the Fund’s financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accountants are responsible for planning and carrying out proper audits and reviews. In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not employees of the Fund. As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund from which it receives information and (ii) the accuracy of the financial and other information provided to the Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Fund’s Board) and (iii) statements made by the officers and employees of the Fund, the Adviser or other third parties as to any information technology, internal audit and other non-audit services provided by the independent registered public accountants to the Fund. The designation of a person as an “audit committee financial expert,” within the meaning of the rules adopted and implemented under Section 407 of the Sarbanes-Oxley Act of 2002, shall not impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor does it decrease the duties and obligations of other Committee members or the Board.

In carrying out its responsibilities, the Committee’s policies and procedures shall be adapted, as appropriate, in order to best react to a changing environment.

AMENDMENTS

This Charter may be amended by a vote of a majority of the Board members.

Appendix A

amended as of February 12, 2016

ClearBridge American Energy MLP Fund Inc. (“CBA”)

ClearBridge Energy MLP Fund Inc. (“CEM”)

ClearBridge Energy MLP Opportunity Fund Inc. (“EMO”)

ClearBridge Energy MLP Total Return Fund Inc. (“CTR”)

Legg Mason BW Global Income Opportunities Fund Inc. (“BWG”)

LMP Capital and Income Fund Inc. (“SCD”)

LMP Corporate Loan Fund Inc. (“TLI”)

LMP Real Estate Income Fund Inc. (“RIT”)

Legg Mason Funds Trust

ClearBridge Real Estate Opportunities Fund

Legg Mason Permal Alternatives Fund Inc. (has not yet commenced operations)*

Permal Hedge Strategies Fund I (“PHSF I”)

Permal Hedge Strategies Fund II (“PHSF II”)

Permal Hedge Strategies Portfolio (“PHSP”)

Western Asset Emerging Markets Debt Fund Inc. (“ESD”)

Western Asset Emerging Markets Income Fund Inc. (“EMD”)

Western Asset Global Corporate Defined Opportunity Fund Inc. (“GDO”)

Western Asset Global High Income Fund Inc. (“EHI”)

Western Asset Global Partners Income Fund Inc. (“GDF”)

Western Asset High Income Fund II Inc. (“HIX”)

Western Asset High Income Opportunity Fund Inc. (“HIO”)

Western Asset High Yield Defined Opportunity Fund Inc. (“HYI”)

Western Asset Intermediate Muni Fund Inc. (“SBI”)

Western Asset Investment Grade Defined Opportunity Trust Inc. (“IGI”)

Western Asset Managed High Income Fund Inc. (“MHY”)

Western Asset Managed Municipals Fund Inc. (“MMU”)

Western Asset Middle Market Debt Fund Inc. (“XWAMX”)

Western Asset Middle Market Income Fund Inc. (“XWMFX”)

Western Asset Mortgage Defined Opportunity Fund Inc. (“DMO”)

Western Asset Municipal Defined Opportunity Trust Inc. (“MTT”)

Western Asset Municipal High Income Fund Inc. (“MHF”)

Western Asset Municipal Partners Fund Inc. (“MNP”)

Western Asset Opportunistic Income Fund Inc. (has not yet commenced operations)*

Western Asset Variable Rate Strategic Fund Inc. (“GFY”)

Western Asset Worldwide Income Fund Inc. (“SBW”)

ANNEX B

NOMINATING COMMITTEE CHARTER

ORGANIZATION

The Nominating Committee of each registered investment company listed on Appendix A hereto (each, a “Fund” and together, the “Funds”) shall be composed solely of Directors who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) and, with respect to those Funds listed on the New York Stock Exchange, who are “independent” as defined in the New York Stock Exchange listing standards (“Independent Directors”). The Board of Directors of the Fund (the “Board”) shall nominate the members of the Committee and shall designate the Chairperson of the Committee. The Chairperson shall preside at each meeting of the Committee.

RESPONSIBILITIES

The Committee shall select and nominate persons for election or appointment by the Board as Directors of the Fund.

EVALUATION OF POTENTIAL NOMINEES

In evaluating a person as a potential nominee to serve as a Director of the Fund, the Committee should consider among other factors it may deem relevant:

•	whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

•	whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, other Fund service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

•	the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the Fund’s retirement policies.

While the Committee is solely responsible for the selection and nomination of Directors, the Committee may consider nominees recommended by Fund stockholders as it deems appropriate. Stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. The recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders.

QUORUM

A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of the members of the Committee present at any meeting at which there is a quorum shall be the act of the Committee.

NOMINATION OF DIRECTORS

After a determination by the Committee that a person should be selected and nominated as a Director of the Fund, the Committee shall present its recommendation to the Board for its consideration.

MEETINGS

The Committee may meet either on its own or in conjunction with meetings of the Board. Meetings of the Committee may be held in person, video conference or by conference telephone. The Committee may take action by unanimous written consent in lieu of a meeting.

Adopted: February 15, 2007

2

Appendix A

As amended February 12, 2016

ClearBridge American Energy MLP Fund Inc. (“CBA”)

ClearBridge Energy MLP Fund Inc. (“CEM”)

ClearBridge Energy MLP Opportunity Fund Inc. (“EMO”)

ClearBridge Energy MLP Total Return Fund Inc. (“CTR”)

Legg Mason BW Global Income Opportunities Fund Inc. (“BWG”)

LMP Capital and Income Fund Inc. (“SCD”)

LMP Corporate Loan Fund Inc. (“TLI”)

LMP Real Estate Income Fund Inc. (“RIT”)

Legg Mason Funds Trust

ClearBridge Real Estate Opportunities Fund

Legg Mason Permal Alternatives Fund Inc. (has not yet commenced operations)*

Permal Hedge Strategies Fund I (“PHSF I”)

Permal Hedge Strategies Fund II (“PHSF II”)

Permal Hedge Strategies Portfolio (“PHSP”)

Western Asset Emerging Markets Debt Fund Inc. (“ESD”)

Western Asset Emerging Markets Income Fund Inc. (“EMD”)

Western Asset Global Corporate Defined Opportunity Fund Inc. (“GDO”)

Western Asset Global High Income Fund Inc. (“EHI”)

Western Asset Global Partners Income Fund Inc. (“GDF”)

Western Asset High Income Fund II Inc. (“HIX”)

Western Asset High Income Opportunity Fund Inc. (“HIO”)

Western Asset High Yield Defined Opportunity Fund Inc. (“HYI”)

Western Asset Intermediate Muni Fund Inc. (“SBI”)

Western Asset Investment Grade Defined Opportunity Trust Inc. (“IGI”)

Western Asset Managed High Income Fund Inc. (“MHY”)

Western Asset Managed Municipals Fund Inc. (“MMU”)

Western Asset Middle Market Debt Fund Inc. (“XWAMX”)

Western Asset Middle Market Income Fund Inc. (“XWMFX”)

Western Asset Mortgage Defined Opportunity Fund Inc. (“DMO”)

Western Asset Municipal Defined Opportunity Trust Inc. (“MTT”)

Western Asset Municipal High Income Fund Inc. (“MHF”)

Western Asset Municipal Partners Fund Inc. (“MNP”)

Western Asset Opportunistic Income Fund Inc. (has not yet commenced operations)*

Western Asset Variable Rate Strategic Fund Inc. (“GFY”)

Western Asset Worldwide Income Fund Inc. (“SBW”)

3

CLEARBRIDGE AMERICAN ENERGY MLP FUND INC. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!	CLEARBRIDGE AMERICAN ENERGY MLP FUND INC.

CLEARBRIDGE AMERICAN ENERGY MLP FUND INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Robert I. Frenkel, George P. Hoyt, Michael Kocur and Barbara Allen and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock and Mandatory Redeemable Preferred Stock of ClearBridge American Energy MLP Fund Inc. (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at Legg Mason, 620 Eighth Avenue (at 41st Street), 49th Floor, New York on March 24, 2016, at 10:00 a.m., Eastern Daylight Time and at any adjournments thereof (the “Meeting”). The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying proxy statement and hereby instructs said attorneys and proxies to vote said shares of Common Stock and Mandatory Redeemable Preferred Stock as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR the election of the nominees as director.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON March 24, 2016. The Proxy Statement is available at www.proxyonline.com/docs/leggmason.

Please refer to the Proxy Statement for a discussion of the proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

CLEARBRIDGE AMERICAN ENERGY MLP FUND INC.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign this proxy card exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.	SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE

PLEASE SIGN, DATE AND RETURN PROMPLTY IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE. Example: ●

	FOR	WITHHOLD

The Board of Directors recommends a vote “FOR” the following proposal:

1. Election of Directors: (1) Class II Director, to serve until the 2018 Annual Meeting of Stockholders; (2-4) Class III Directors to serve until the 2019 Annual Meeting of Stockholders

(01) Jane E. Trust	O	O

(02) Robert D. Agdern	O	O

(03) Eileen A. Kamerick	O	O

(04) Riordan Roett	O	O

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]